UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2004

Motorcar Parts of America, Inc.

(Exact name of registrant as specified in its charter)

New York	0-23538	11-2153962

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2929 California Street, Torrance, CA	90503

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 212-7910

(former Name or Former Address, if Changed since Last Report)

Item 7. Financial Statements and Exhibits.
Item 12. Results of Operations and Financial Condition.
SIGNATURES
EXHIBIT INDEX
Exhibit 99.1
Exhibit 99.2

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description
99.1	Press Release, dated June 29, 2004.
99.2	Transcript of earnings release webcast on June 29, 2004.

Item 12. Results of Operations and Financial Condition.

     On June 29, 2004, the registrant issued a press release setting forth financial results for its fourth quarter ended March 31, 2004. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. In addition to the issuance of the press release, the registrant also conducted a webcast regarding results for the fourth quarter ended March 31, 2004. A transcript of this webcast is attached hereto as Exhibit 99.2 and incorporated herein by reference.

     This information, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to this Form 8-K in such a filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTORCAR PARTS OF AMERICA, INC.

/s/ Charles Yeagley

Date: June 30, 2004	Charles Yeagley
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated June 29, 2004.
99.2	Transcript of earnings release webcast on June 29, 2004.